Exhibit 32
                               Certifications of
               Chief Executive Officer and Chief Financial Officer
                      Pursuant to 18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act Of 2002

   In connection with the Annual Report of Micrel, Incorporated (the "Company") on Form 10-K for the period ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Raymond D. Zinn, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d), of the Securities Exchange Act of 1934; and
2. That information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:   March 15, 2005                  /S/ Raymond D. Zinn
                                       ----------------------
                                            Raymond D. Zinn
                              President, Chief Executive Officer and Director
                                      (Principal Executive Officer)


   In connection with the Annual Report of Micrel, Incorporated (the "Company") on Form 10-K for the period ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard D. Crowley, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d), of the Securities Exchange Act of 1934; and

2. That information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:   March 15, 2005                 /S/ Richard D. Crowley
                                       ----------------------
                                         Richard D. Crowley
                                      Vice President, Finance and
                                        Chief Financial Officer
                              (Principal Financial and Accounting Officer)


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